Exhibit 10.1
Execution Version

AMENDMENT NO.  5

AMENDMENT NO. 5, dated as of  June 3, 2011 (this “Amendment”), by and among BOARDWALK PIPELINES, LP, a Delaware limited partnership (the “Parent Borrower”), TEXAS GAS TRANSMISSION, LLC, a Delaware limited liability company (“Texas Gas”), and GULF SOUTH PIPELINE COMPANY, LP,  a Delaware limited partnership (“Gulf South” and, together with the Parent Borrower and Texas Gas, the “Borrowers”), severally as Borrowers, BOARDWALK PIPELINE PARTNERS, LP, a Delaware limited partnership (the “MLP”), the Lenders party hereto, and WELLS FARGO BANK, N.A. (as successor to Wachovia Bank, National Association), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the MLP, the Administrative Agent, the Lenders and the other parties thereto have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of June 29, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Amendment.  Effective as of the Effective Date (as defined below) and subject to the terms and conditions contained herein, Section 7.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

“7.8           Limitation on Transactions with Affiliates.  Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Parent Borrower or a Wholly Owned Subsidiary of the Parent Borrower), except for the following:

(a)           any transaction that is (i) otherwise permitted under this Agreement and (ii) upon fair and reasonable terms no less favorable to the MLP, the Parent Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate;

(b)           so long as no Event of Default shall have occurred and be continuing at the time such transaction is entered into, any transaction that is (i) otherwise permitted under this Agreement and (ii) not material to the MLP, the Parent Borrower and its Subsidiaries taken as a whole (without any requirement that such transaction be upon fair and reasonable terms no less favorable to the MLP, the Parent Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate);

US 894666v.4

Exhibit 10.1

(c)           Restricted Payments permitted by Section 7.6;

(d)           the payment of dividends and distributions by the MLP to the General Partner pursuant to the MLP Partnership Agreement as in effect on the date hereof;

(e)           payments or reimbursements to the General Partner made pursuant to Section 7.4(b) of the MLP Partnership Agreement as in effect on the date hereof;

(f)           indemnification payments to the General Partner made pursuant to Section 7.7 of the MLP Partnership Agreement as in effect on the date hereof;

(g)           the payment of dividends and distributions by the MLP to any Affiliate of the MLP that holds limited partnership interests in the MLP;

(h)           the transactions set forth on Schedule 7.8;

(i)           the issuance by the MLP  of Capital Stock to any Affiliate (other than to a Borrower or to any other Subsidiary of the MLP) or the receipt by the MLP of any equity or capital contributions from an Affiliate (other than from a Borrower or from any other Subsidiary of the MLP); and

(j)           any transaction that is approved by the Conflicts Committee (as defined in the MLP Partnership Agreement) of the Board of Directors of BGL.”

3. Conditions to Effectiveness of this Amendment.  This Amendment shall become effective as of the date (the “Effective Date”) the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Borrowers, the MLP, the Administrative Agent, and the Required Lenders under the Credit Agreement.

4. Representations and Warranties.  Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:

(a) (i) Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and (iii) this Amendment is the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b) After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents (other than the representations and warranties set forth in Sections 3.2 and 3.6 of the Credit Agreement) is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

US 894666v.4

2

Exhibit 10.1
5. Reaffirmation.

(a) Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Effective Date, be deemed to be a reference to the Credit Agreement as amended by this Amendment.

(b) Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.

6. Continuing Effect.  Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions.  The Amendment provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same sections for any other date or purpose.

7. Expenses.  The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of SyndTrak Online relating to the Amendment.

8. Choice of Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with the law of the State of New York.

9. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

10. Integration.  This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11. Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. Loan Document.  This Amendment is a Loan Document.

13. Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.

US 894666v.4

3

Exhibit 10.1
[Signature Pages Follow]

US 894666v.4

4

Exhibit 10.1

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BOARDWALK PIPELINES, LP,
as Borrower

By: Boardwalk Operating GP, LLC,
its general partner

By: Boardwalk Pipeline Partners, LP,
its managing member

By: Boardwalk GP, LP,
its general partner

By: Boardwalk GP, LLC,
its general partner

By:   /s/: Jamie L. Buskill
           Name: Jamie L. Buskill
Title: Senior Vice President, Chief Financial Officer and Treasurer

TEXAS GAS TRANSMISSION, LLC,
as Borrower

By:   /s/: Jamie L. Buskill
Name: Jamie L. Buskill
Title: Senior Vice President, Chief Financial Officer and Treasurer

GULF SOUTH PIPELINE COMPANY, LP,
as Borrower

By: GS PIPELINE COMPANY, LLC,
its general partner

By:   /s/: Jamie L. Buskill
Name: Jamie L. Buskill
Title: Senior Vice President, Chief Financial Officer and Treasurer

BOARDWALK PIPELINE PARTNERS, LP

By: Boardwalk GP, LP,
its general partner

By: Boardwalk GP, LLC,
its general partner

By:   /s/: Jamie L. Buskill
Name: Jamie L. Buskill
Title: Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 5]
US 894666v.4

Exhibit 10.1
 WELLS FARGO BANK, N.A.,
as Administrative Agent and Lender

By:  /s/: Mark Oberreuter
Name: Mark Oberreuter
Title: Vice President

[Signature Page to Amendment No. 5]
US 894666v.4

Exhibit 10.1

 Bank of America
as a Lender

By:  /s/: Stephen J. Huffman
Name: Stephen J. Huffman
Title: Managing Director

[Signature Page to Amendment No. 5]
US 894666v.4

Exhibit 10.1

 CREDIT SUISSE AG, Cayman Islands Branch,
as a Lender

By:  /s/: Nupur Kumar
Name: Nupur Kumar
Title: Vice President

By: /s/: Rahul Parmar
    Name: Rahul Parmar
    Title: Associate

[Signature Page to Amendment No. 5]

US 894666v.4

Exhibit 10.1

                    DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender

By:  /s/: Philippe Sandmeier
Name: Philippe Sandmeier
Title: Managing Director

By: /s/: Ming K. Chu
    Name: Ming K. Chu
    Title: Vice President

US 894666v.4
[Signature Page to Amendment No. 5]

Exhibit 10.1

                    DnB NOR Bank ASA,
as a Lender

By:  /s/: Nikolai A. Nachamkin
Name: Nikolai A. Nachamkin
Title: Senior Vice President

By: /s/: Philip F. Kurpiewski
    Name: Philip F. Kurpiewski
    Title: Senior Vice President

US 894666v.4
[Signature Page to Amendment No. 5]

Exhibit 10.1

GOLDMAN SACHS BANK USA,
as a Lender

By:  /s/: Lauren Day
Name: Lauren Day
Title: Authorized Signatory

US 894666v.4
[Signature Page to Amendment No. 5]

Exhibit 10.1

MORGAN STANLEY BANK, N.A.,
as a Lender

By:  /s/: John Durland
Name: John Durland
Title: Authorized Signatory

US 894666v.4
[Signature Page to Amendment No. 5]

Exhibit 10.1

                    UBS AG, Stamford Branch,
as a Lender

By:  /s/: Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By: /s/: Mary E. Evans
    Name: Mary E. Evans
    Title: Associate Director

US 894666v.4
[Signature Page to Amendment No. 5]